UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 11, 2005

Date of Report (Date of earliest event reported)

DIMON INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street, Danville, Virginia	24541
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (434) 792-7511

N/A

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On May 11, 2005, DIMON Incorporated issued a press release announcing the pricing of its previously announced (1) cash tender offer for any and all of its outstanding (a) 9 5/8% Senior Notes due 2011 (the “9 5/8% Notes”) and (b) 7 3/4% Senior Notes due 2013 (the “7 3/4% Notes” and, collectively with the 9 5/8% Notes, the “Notes”), and (2) solicitation of consents to amend each of the indentures governing the Notes. The pricing is described in the press release, which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
99.1	DIMON Incorporated press release, issued on May 11, 2005, announcing the pricing of its previously announced (1) cash tender offer for any and all of the outstanding Notes and (2) solicitation of consents to amend each of the indentures governing the Notes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIMON INCORPORATED
(Registrant)

Date: May 11, 2005	BY:	/s/ Thomas G. Reynolds
Thomas G. Reynolds
Vice President - Controller (Chief Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	DIMON Incorporated press release, issued on May 11, 2005, announcing the pricing of its previously announced (1) cash tender offer for any and all of the outstanding Notes and (2) solicitation of consents to amend each of the indentures governing the Notes.

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